Exhibit 99.1

EyePoint Pharmaceuticals Appoints

Jay S. Duker, M.D. as Chief Operating Officer

WATERTOWN, Mass., November 1, 2021 (GLOBE NEWSWIRE) – EyePoint Pharmaceuticals, Inc. (NASDAQ: EYPT), a pharmaceutical company committed to developing and commercializing therapeutics to improve the lives of patients with serious eye disorders, today announced the appointment of Jay S. Duker, M.D. as Chief Operating Officer (COO). Dr. Duker joined EyePoint as Chief Strategic Scientific Officer on a part-time basis in 2020, after having served as an independent member of EyePoint’s Board of Directors since 2016. In his new full-time role as COO, Dr. Duker will be responsible for overseeing all clinical development, research, product development and manufacturing.

“We are very excited to have Dr. Duker join the EyePoint team in this critically important role. Jay is the right person at the right time for EyePoint. He is a proven retinal disease expert who will help drive our company’s emergence as a leader in the development of next generation ophthalmic therapeutics for serious eye diseases like wet AMD. His vast experience in the formation and execution of business strategies for innovative ophthalmological diagnostics and treatments complements and enhances the already strong capabilities of our executive team as EyePoint continues to develop and advance new products through the pipeline,” said Nancy Lurker, CEO of EyePoint Pharmaceuticals.

“In addition, Jay’s extensive clinical expertise in treating retinal diseases coupled with a successful track record as a repeat entrepreneur make him uniquely qualified for this important new role at EyePoint.  We are confident that as COO, Jay will continue to be a tremendous asset to our team as we grow our organization and expand our exciting pipeline of ocular products that have the potential to disrupt current treatment paradigms,” said Dr. Goran Ando, Chair of the Board, EyePoint Pharmaceuticals.

“It’s an honor to be taking on a greater role at EyePoint and I’m excited for the challenge of driving EyePoint’s innovative products to help patients suffering from serious eye diseases. EyePoint already has a significant foundation in place with compelling vision, great people, excellent science, and a promising pipeline, and I am particularly excited about the culture and the team at EyePoint,” said Dr. Duker. “After over 30 years in academic ophthalmology and 21 years at Chair of the Department of Ophthalmology at Tufts Medical Center and the Tufts University School of Medicine, I look forward to the new challenges offered to me by EyePoint.”

Dr. Duker has extensive experience with wide-ranging roles in clinical, research, business, start-ups, and academic settings. In addition to his earlier roles at EyePoint, Dr. Duker was the Director of the New England Eye Center and Chair of Ophthalmology at Tufts Medical Center and the Tufts University School of Medicine, positions which he has relinquished to join EyePoint in a full-time capacity. Dr. Duker has co-founded three start-ups, including Hemera Biosciences, a gene therapy company that developed an anti-complement treatment for dry macular degeneration, which was acquired by Janssen in 2020. In addition, Dr. Duker is currently the Chair of the Board of Sesen Bio, a publicly traded clinical stage biopharmaceutical company. He has published more than 300 journal articles related to ophthalmology and is co-author of Yanoff and Duker’s Ophthalmology, a best-selling ophthalmic textbook. Dr. Duker received an A.B. from Harvard University and an M.D. from the Jefferson Medical College of Thomas Jefferson University.

About EyePoint Pharmaceuticals, Inc.

EyePoint Pharmaceuticals (Nasdaq:EYPT) is a pharmaceutical company committed to developing and commercializing therapeutics to help improve the lives of patients with serious eye disorders. The Company's pipeline leverages its proprietary Durasert® technology for sustained intraocular drug delivery including EYP-1901, a potential twice-yearly intravitreal anti-VEGF treatment initially targeting wet age-related macular degeneration. The Company has two commercial products: YUTIQ®, for the treatment of chronic non-infectious uveitis affecting the posterior segment of the eye, and DEXYCU®, for the treatment of postoperative inflammation following ocular surgery. EyePoint Pharmaceuticals is headquartered in Watertown, Massachusetts. To learn more about the Company, please visit www.eyepointpharma.com and connect on Twitter and LinkedIn.

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION ACT OF 1995: To the extent any statements made in this press release deal with information that is not historical, these are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the anticipated use of proceeds for the proposed offering and other statements identified by words such as “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” other words of similar meaning or the use of future dates. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause EyePoint’s actual results to be materially different than those expressed in or implied by EyePoint’s forward-looking statements. For EyePoint, this includes our expectations regarding the timing and clinical development of our product candidates, including EYP-1901; the potential for EYP-1901 as a novel twice-yearly treatment for serious eye diseases, including wet age-related macular degeneration, diabetic retinopathy and retinal vein occlusion; the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; the continued impact of the COVID-19 pandemic on EyePoint’s business, the medical community and the global economy and the impact of general business and economic conditions; our ability to achieve profitable operations and access to needed capital; fluctuations in our operating results; our ability to successfully produce sufficient commercial quantities of YUTIQ and DEXYCU and to successfully commercialize YUTIQ and DEXYCU in the U.S.; our ability to sustain and enhance an effective commercial infrastructure and enter into and maintain commercial agreements for YUTIQ and DEXYCU; the development of our YUTIQ line extension shorter-duration treatment for non-infectious uveitis affecting the posterior segment of the eye; the success of current and future license agreements, including our agreements with Ocumension Therapeutics and Equinox Science; termination or breach of current license agreements, including our agreements with Ocumension Therapeutics and Equinox Science;

our dependence on contract research organizations, co-promotion partners, and other outside vendors and service providers; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of stock price; possible dilution; absence of dividends; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

Investors:

Christina Tartaglia
Stern IR
Direct: 212-698-8700
christina.tartaglia@sternir.com

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